                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   October 2, 1996

                            GOLD CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


        0-24610                                          84-1251798
(Commission File Number)                       (IRS Employer Identification No.)


1400 - 1055 West Hastings Street
Vancouver, B.C.                                   V6E 2E9
(Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code  (604) 683-3613


        (Former Name or Former Address, if Changed Since Last Report)


                               Page 1 of 5 Pages
                           Exhibit Index is on Page 3

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

99.1  Press release dated October 2, 1996






                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            GOLD CAPITAL CORPORATION



      October 16, 1996                    By /s/ John Young
----------------------------                ------------------------------
            Date                            John Young, President
                                            By his attorney David R. Reid

                               Page 2 of 3 Pages

                                  Exhibit Index

                                                                  Sequentially
Exhibit                                                           Numbered Page
-------                                                           -------------

99.1  Press release dated October 2, 1996                               __


                               Page 3 of 3 Pages